Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2020
Property and equipment, net
Schedule of Property and equipment, net

	December 31,	December 31,
	2019	2020
	US$	US$
Finance lease right-of-use asset -Corporate aircraft	36,887,168	39,438,499
Vehicles	5,069,515	5,825,039
Furniture and fixtures	10,523,537	10,895,581
Office buildings	21,842,187	23,726,382
Total	74,322,407	79,885,501
Accumulated depreciation	(31,318,028)	(37,125,590)
Property and equipment, net	43,004,379	42,759,911